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                                                                   EXHIBIT 10.32

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION UNDER THE ACT OR EXEMPTION THEREFROM.


                                PROMISSORY NOTE

U.S. $687,675                                                    Los Angeles, CA
                                                                  August 2, 1999

          FOR VALUE RECEIVED, SKYNET HOLDINGS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Pearlgold Pty. Ltd.
 --------
(ACN075989856), an Australian corporation with an address at 1st Floor, 2 Chalk Street, Coolangatta, Queensland, Australia (the "Lender"), the principal sum of
                                                 ------
Six Hundred Eighty Seven Thousand, Six Hundred Seventy Five Dollars (U.S. $687,675) on August 1, 2000 (the "Maturity Date"), together with interest as provided herein.

          The Borrower shall pay interest on the unpaid principal balance hereof at the rate of ten percent (10%) per annum, at the times and in the manner provided in the Loan Agreement. Upon the occurrence and during the continuation of an Event of Default, Lender shall have the right to accelerate payment of the entire unpaid principal and accrued interest due hereunder and the Borrower shall pay interest on the entire principal amount of the Loan then outstanding evidenced by this Note at a rate per annum (based on a year of 360 days and actual days elapsed) equal to ten percent (10%) per annum. Such interest rate will accrue before and after any judgment has been entered. All payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature to the Lender in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Loan Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

          Any or all of the outstanding principal amount due hereunder and accrued interest thereon is may be prepaid at any time without penalty upon five
(5) days' written notice to the Lender.

          In addition to interest payable in accordance with the terms hereof, as consideration for making the Loan, Lender shall receive 49,013 shares of the Company's Common Stock and a financing fee of $32,675.
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          The entire principal amount due hereunder shall be paid on the
Maturity Date or earlier acceleration or repayment hereof. If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

          This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the "Borrower" and the "Lender" shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns.

          This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of California without giving effect to its conflicts of law principles.

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Promissory Note as of the date first written above with the intention that this Promissory Note shall constitute a sealed instrument.

                              SKYNET HOLDINGS, INC.


                              By:__________________________________
                                 Byron Hogue
                                 Chief Executive Officer

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